UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 9, 2012

COMM 2012-CCRE1 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation

(Exact names of sponsors as specified in their charters)

Delaware	333-172143-04	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On May 30, 2012, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2012 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2012-CCRE1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2012-CCRE1 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. and CastleOak Securities, L.P., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated May 18, 2012, between the Registrant, GACC and the Underwriters.

On May 30, 2012, the Class X-B, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”) were sold to Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated May 18, 2012, between the Registrant, GACC and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2012-CCRE1 Mortgage Trust, a common law trust fund formed on May 30, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are 54 fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on 76 commercial and multifamily properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Cantor Commercial Real Estate Lending, L.P. and German American Capital Corporation.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

4.1
Pooling and Servicing Agreement, dated as of May 1, 2012, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine M. Kaplan
Name: Helaine M. Kaplan
Title: President

By:	/s/ Natalie D. Grainger
Name: Natalie D. Grainger
Title: Vice President

Date:  August 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

4.1
Pooling and Servicing Agreement, dated as of May 1, 2012, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.